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                                                       SCHEDULE TO EXHIBIT 10.35



                          MORRISON KNUDSEN CORPORATION

             SCHEDULE OF SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS


          Name                                    Date of Agreement
          ----                                    -----------------

     Agee, William J.                             April 2, 1991
     Grant, Stephen R.                            April 13, 1989
     Sarsten, Gunnar E.                           October 10, 1990
     Tinstman, Robert A.                          August 3, 1990